Exhibit 10.28

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 25th day of March, 2011 by and between Silicon Valley Bank (“Bank”) and IMPINJ, INC., a Delaware corporation (“Borrower”) whose address is 701 N. 34th Street, Suite 300, Seattle, WA 98103.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 7, 2010 as amended by that certain First Amendment to Loan and Security Agreement dated as of February 1, 2011 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) permit Borrower to incur certain mezzanine debt to Bank, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement,

2. Amendments to Loan Agreement.

2.1 Section 2.6 (Mandatory Prepayment). New Section 2.6 is hereby added as follows:

“2.6 Mandatory Prepayment. If Borrower receives a notice of redemption election from the requisite stockholders of Borrower pursuant to the terms of its certificate of incorporation, as amended (the “Charter”), which requires Borrower to repurchase capital stock of such stockholders pursuant to the terms of its Charter and if Borrower is legally permitted to repurchase such capital stock under applicable law, then Borrower shall notify Bank of such redemption notice not less than twenty (20) days prior to the required date of repurchase of such capital stock pursuant to the terms of the Charter, and at Bank’s written election, Bank may require that Borrower be required to prepay all or a portion of the outstanding Obligations under this Agreement five (5) Business Days prior to the required date of repurchase of such capital stock pursuant to the terms of the Charter.”

2.2 Section 7.2 (Changes in Business, Management, Control, or Business Locations). Paragraph 1, subsection (c)(ii) of Section 7.2 is amended in its entirety and replaced with the following:

“(ii) consummate any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than forty percent (40%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction).”

2.3 Section 7.7 (Distributions; Investments). Section 7.7 is amended in its entirety and replaced with the following:

“7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; (iii) Borrower may repurchase the stock of former employees, directors or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of Two Hundred Fifty Thousand Dollars ($250,000) per fiscal year and (iv) subject to the notice and mandatory payment provisions of Section 2.6 hereof, Borrower may repurchase capital stock pursuant to the terms of its Charter, or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.”

2.4 Section 8.6 (Other Agreements). Section 8.6 is amended in its entirety and replaced with the following:

“8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000); or (b) any default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business. Notwithstanding any provision of this Agreement or any Loan Document, (i) any non-payment default arising under any EX-IM Loan Documents shall not constitute an Event of Default hereunder unless the event giving rise to such default also separately constitutes an Event of Default pursuant to the terms of this Agreement and (ii) this Section 8.6 shall not be applicable to any Events of Default under the Mezzanine Loan Documents;”

2.5 Section 13 (Definitions). The following defined terms are hereby added to Section 13.1 of the Loan Agreement as follows:

“Charter” is defined in Section 2.6.

“Mezzanine Loan Agreement” means that certain Loan and Security Agreement by and between Borrower and Bank dated as of March 25, 2011.

“Mezzanine Loan Documents” all of the “Loan Documents” (as such term is defined in the Mezzanine Loan Agreement).

2.6 Section 13 (Definitions). The following defined term in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following

“Subordinated Debt” is (i) Indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank and (ii) Indebtedness owing from Borrower to Bank pursuant to the Mezzanine Loan Documents.

2.7 Section 13 (Definitions). Subsection (a) of the defined term “Permitted Indebtedness” set forth in Section 13.1 is amended in its entirety and replaced with the following:

“(a) Borrower’s Indebtedness to Bank under this Agreement, the other Loan Documents and the Mezzanine Loan Documents;”

2.8 Section 13 (Definitions). Subsection (a) of the defined term “Permitted Liens” set forth in Section 13.1 is amended in its entirety and replaced with the following:

“(a) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement, the other Loan Documents or the Mezzanine Loan Documents;”

2.9 The Perfection Certificate attached hereto as Exhibit A hereby replaces the Perfection Certificate delivered on the Effective Date.

2.10 All references in the EX-IM Loan Agreement to the term Domestic Loan Agreement, shall be deemed to refer to the Domestic Loan Agreement as amended from time to time.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier dale, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof binding on Borrower, or (d) the organizational documents of Borrower,

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.6 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) the due execution and delivery to Bank of the Mezzanine Loan Documents.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Impinj, Inc.

By:	/s/ Nick Christian	By:	/s/ Evan Fein
Name:	Nick Christian	Name:	Evan Fein
Title:	Relationship Manager	Title:	CFO

Exhibit A

Perfection Certificate

Notes:

1.	This is an “on-line” form designed to be completed on your computer in Microsoft Word.

2.	Tab to move from field to field. Shift-Tab to move back to a prior field.

3.	If there is not enough space for your answer, use the continuation sheet at the end of this form or attach a separate Word document with the additional information.

4.	Submit this by e-mail or fax to Silicon Valley Bank. Please also print this form and submit a hard copy signed by an officer of the Company.

5.	This completed and executed certificate is a condition to closing and funding the loan. Information contained herein may have an impact on the drafting of the loan documents. The sooner this completed certificate is received by Silicon Valley Bank, the more likely it is that the transaction can be finalized in a timely manner.

PERFECTION CERTIFICATE

TO:	SILICON VALLEY BANK

The undersigned, the SVP of Finance and CFO of Impini, Inc. (the “Company”), hereby represents and warrants to you on behalf of the Company as follows:

1.	NAMES OF THE COMPANY

a. The name of the Company as it appears in its current Articles or Certificate of Incorporation is: Impinj, Inc.

b. The federal employer identification number of the Company is: 91-2041398

c. The Company is formed under the laws of the [State] [Country] of Delaware.

d. The organizational identification number of the Company is:

e. The Company transacts business in the following jurisdictions (list jurisdictions other than jurisdiction of formation):

f. The Company is duly qualified to transact business as a foreign entity in the following jurisdictions (list jurisdictions other than jurisdiction of formation): WA, CA, AR, TX, OR, IN, NJ, SC, NC, CO, TN, FL and internationally in UK, Italy, Malaysia, China

g. The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use
NA

To: Silicon Valley Bank	Perfection Certificate

h. The following are the names of all entities which have been merged into the Company during the past five years:

Name of Merged Entity	Year of Merger
Intel’s reader chip asset purchase	2008

i. The following are the names and addresses of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Address	Date of Acquisition	Type of Property
Intel	Santa Clara, CA	July 2008	lab equipment inventory

2.	PARENT/SUBSIDIARIES OF THE COMPANY.

a. The legal name of each subsidiary and parent of the Company is as follows. (A “parent” is an entity owning more than 50% of the outstanding capital stock of the Company. A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is owned by the Company.)

Name	Subsidiary/Parent	Fed. Employer ID No.

NA	Sub ☐ Parent ☐
Sub ☐ Parent ☐
Sub ☐ Parent ☐

b. The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation
NA

To: Silicon Valley Bank	Perfection Certificate

c. The following is a list of all other names (including fictitious names, d/b/a’ s, trade names or similar names) currently used by each subsidiary of the Company or used during the past five years:

Name	Subsidiary
NA

d. The following are the names of all corporations which have been merged into a subsidiary of the Company during the five years:

Name	Subsidiary
NA

e. The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Address	Date of Acquisition	Type of Property	Subsidiary
NA

3.	LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a. The chief executive offices of the Company and its subsidiaries are presently located at the following addresses:

Complete Street and Mailing Address, including County and Zip Code	Company/Subsidiary
701 N. 34th Street, Suite #300, Seattle, WA 98103	Company ☒ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub

To: Silicon Valley Bank	Perfection Certificate

Company ☐ OR Name of Sub

b. The Company’s books and records and those of its subsidiaries are located at the following additional addresses (if different from the above):

Complete Street and Mailing Address, including County and Zip Code	Company/Subsidiary
NA	Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub

c. The following are all the locations where the Company and its subsidiaries own, lease, or occupy any real property:

Complete Street and Mailing Address, including County and Zip Code	Company/Subsidiary
4695 MacArthur Court Suite 1100 Newport Beach, CA 92660	Company ☒ OR Name of Sub
106 E. Sixth Street Suite 811, Austin, TX 78701	Company ☒ OR Name of Sub
2882 Prospect Park Dr, Suite 102, Rancho Cordova, CA 95670	Company ☒ OR Name of Sub
2701 SE Otis Corley Dr. Suite 1, Bentonville, AR 72712	Company ☒ OR Name of Sub
620 N 34th Street, Seattle, WA 98103	Company ☒ OR Name of Sub

d. The following are all of the locations where the Company and its subsidiaries maintain any inventory, equipment, or other property:

Complete Address	Company/Subsidiary
See Attachment	Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub

To: Silicon Valley Bank	Perfection Certificate

e. The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory or equipment or any of the inventory or equipment of its subsidiaries:

Name	Complete Street and Mailing Address, including County and Zip Code	Company/Subsidiary
See Attachment		Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub

4.	SPECIAL TYPES OF COLLATERAL

a. The Company and its subsidiaries own (or have any ownership interest in) the following kinds of assets. (If the answer is “Yes” to any of the following questions, please attach a schedule describing each such asset owned by the Company or its subsidiaries and identifying which party owns the asset.)

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐	No ☒
Software registered with the U.S. Copyright Office	Yes ☐	No ☒
Software not registered with the U.S. Copyright Office	Yes ☒	No ☐
Patents and patent applications	Yes ☒	No ☐
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes ☒	No ☐
Licenses to use trademarks, patents and copyrights of others	Yes ☒	No ☐
Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company and/or its subsidiaries or with respect to their assets, properties, or businesses	Yes ☒	No ☐
Stocks, bonds or other securities	Yes ☒	No ☐
Promissory notes, or other instruments or evidence of indebtedness	Yes ☐	No ☒
Leases of equipment, security agreements naming such person as secured party or other chattel paper	Yes ☒	No ☐
Aircraft	Yes ☐	No ☒
Vessels, Boats or Ships	Yes ☐	No ☒

To: Silicon Valley Bank	Perfection Certificate

Railroad Rolling Stock	Yes ☐	No ☒
Motor Vehicles	Yes ☐	No ☒

b. The following is a list of material contracts to which the Company is a party (include any equipment leases) or in which the Company has an interest (including whether such contract has a nonassignability provision which would require the other party’s or another person’s consent to the granting of a security interest in such contract):

Nonassignability Clause
Other Party to Contract	Title/Date of Contract	Asset Sale (Y/N)	Security Interest (Y/N)	Consent Obtained (Y/N)
See Attachment

c. The following are all banks or savings institutions at which the Company and its subsidiaries maintain deposit accounts:

Bank Name	Account Number	Branch Address	Company/Subsidiary
Comerica Bank		226 Airport Parkway., San Jose, CA 95110	Company ☒ OR Name of Sub
Silicon Valley Bank		3003 Tasman Drive Santa Clara, CA 95054	Company ☒ OR Name of Sub
Bank of China Shanghai		Huaihai Middle Road Second Branch 282 Huaihai Middle Road Shanghai China	Company ☒ OR Name of Sub
BPM Banking		Piazza F. Meda, 4 - 20121| Milano, Italy	Company ☒ OR Name of Sub

d. Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company? The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant
G03U5910XD00025	National Agricultual Cooperative Federation	LS Industrial Systems

To: Silicon Valley Bank	Perfection Certificate

LC Number	Name of LC Issuer	LC Applicant

5.	ENCUMBRANCES

The Company’s and its subsidiaries’ property are subject to the following liens or encumbrances:

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Company/Subsidiary
See 4b		Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub

6.	REGULATION

The Company and its subsidiaries are subject to regulation by the following federal, state or local government entity or any department, agency, or instrumentality thereof:

Name of Regulatory Entity	Description of Regulation	Company/Subsidiary
NA		Company ☐ OR Name of Sub
Company ☐ OR Name of Sub
Company ☐ OR Name of Sub

7.	LITIGATION

a. The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case: A former employee based in China that was laid off in 2010 has filed a claim seeking wrongful termination in a French court. He is seeking lost wages.

b. The following are the only claims which the Company has against others (other than claims on accounts receivable), which the Company is asserting or intends to assert, and in which the potential recovery exceeds $50,000: NA

8.	TAXES

The following tax assessments are currently outstanding and unpaid:

Assessing Authority	Amount and Description

To: Silicon Valley Bank	Perfection Certificate

NA

9.	INSURANCE BROKER

The following broker handles the Company’s property insurance:

Broker	Contact	Telephone	Fax	Email
Parker Smith Feek	Jim Hamlin	425-709-3756	425-709-7460	jwhamlin@psfinc.com

10.	OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Office/Title	Name of Officer	Company/Subsidiary
President and CEO	William Colleran	Company ☒ OR Name of Sub
Chairman and CTO	Chris Diorio	Company ☒ OR Name of Sub
SVP Finance and CFO	Evan Fein	Company ☒ OR Name of Sub
Company ☐ OR Name of Sub

11.	IRS FORM W9

Company’s completed and executed IRS Form W9 is attached hereto as Exhibit A.

12.	LEGAL COUNSEL

The following attorney will represent the Company in connection with the loan documents:

Attorney	Law Firm	Telephone	Fax	Email
Patrick Schultheis	Wilson Sonsini Goodrich and Rosati	206-883-2500	206-883-2699	pschultheis@wsgr.com

To: Silicon Valley Bank	Perfection Certificate

The Company agrees to advise you of any change or modification to any of the foregoing information or any supplemental information provided on any continuation pages attached hereto, and, until such notice is received by you, you shall be entitled to rely upon such information and presume it is correct. The Company acknowledges that your acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on your part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers.

Date: 3/3/2011

Impinj, Inc.

By:	/s/ Evan Fein
	Its:	CFO Evan Fein
Email: evan.fein@impinj.com
Phone: 206-517-5300
Fax: 206-517-5262

To: Silicon Valley Bank	Perfection Certificate

Continuation Page—Additional Information

3d & 3e. The Company has inventory at the following locations:

701 N 34th Street, Suite 300, Seattle, WA 98103

Yusen Warehouse, 23119 66th Ave S, Kent, WA 98032 (Bailee Agreement in place)

Tasco (Yusen) Warehouse, Plot 93, Lintang Bayan Lepas 9, Taman Perindustrian Bayan Lepas, Fasa IV 11900 Bayan Lepas, Penang, Malaysia

Plexus Manufacturing, Bayan Lepas Free Industrial Zone, Phase IV, 11900 Bayan Lepas, Penang, Malaysia

Stars Microelectronics, Bang Pa-In Industrial Estate, 586 Moo 2, Tambol Klongjig, Amphur Bang Pa-In Ayutthaya 13160, Thailand

Corwil Technology Corporation, 1635 McCarthy Boulevard, Milpitas, CA 95035

Evans Analytical Group, 2710 Walsh Avenue, Santa Clara, CA 95051

FlipChip International, 3701 East University Dr., Phoenix, AZ 85034

FlipChip Millenium, No 351 Guo Shou Jing Road, Zhang Jiang Hi-Tech Park, Pudong New Area Shanghai 201203, China

4A. The company develops software and firmware for its products. This is not registered with the PO.

The company has licenses to patents related to its asset purchase of the reader chip business from Intel in July of 2008.

See attached for a list of patents and trademarks.

The company has licenses to do business several jurisdictions including Washington.

The company invests in government agency bonds like Fannie Mae and Freddie Mac.

4b. The following list of vendors have claims on some of the company’s assets as a result of financing equipment or computer hardware.

Vendor	Equipment Type

Great America Leasing Corporation	computer equipment
FPC Funding LLC as Assignee of IFC	computer equipment
CIT Technology Financing Services, Inc.	lab equipment
CIT TECHNOLOGY FIN SERV, INC	computer software
CIT Technology Financing Services, Inc.	computer equipment
General Electric Capital Corporation	furniture
Provident Capital Group, Inc.	computer equipment

To: Silicon Valley Bank	Perfection Certificate

Dell Financial Services	computer equipment
Court Square Leasing Corporation	computer equipment
Court Square Leasing Corporation	computer equipment
Court Square Leasing Corporation	computer equipment
Brandywine_susquehanna	Probers
Technology Finance Corp	IT Equipment
Technology Finance Corp	Multisite Tester

The company licenses some its IP to a worldwide RFID standards organization known as EPC Global.

Exhibit A

IRS Form W9

See attached.

IMPINJ, INC. TRADEMARKS & ISSUED PATENTS (3/2/2011)

Trademarks

Reg No. 3,882,436	Registered 11/30/10
Reg No. 3,229,171	Registered 4/17/07
Reg. No. 3,191,439	Registered 1/2/07
Reg. No. 3,652,721	Registered 7/7/09
Reg. No. 2,775,792	Registered 10/21/03
Reg. No. 2,775,793	Registered 10/21/03

Issued Patents

Patent Number	Date Issued
7,283,037	10/16/2007
7,026,935	4/11/2006
7,304,579	12/4/2007
7,215,251	5/8/2007
7,667,589	2/23/2010
7,116,240	10/3/2006
7,183,926	2/27/2007
7,312,622	12/25/2007
7,307,528	12/11/2007
7,510,117	3/31/2009
7,049,964	5/23/2006
7,107,022	9/12/2006
7,501,953	3/10/2009
7,419,096	9/2/2008
7,030,786	4/18/2006
7,388,468	6/17/2008
7,394,324	7/1/2008
7,120,550	10/10/2006
7,253,719	8/7/2007
7,382,257	6/3/2008
7,528,724	5/5/2009
7,400,255	7/15/2008
7,380,190	5/27/2008
7,246,751	7/24/2007
7,245,213	7/17/2007
7,403,122	7/22/2008
7,307,529	12/11/2007
D587,691	3/3/2009
D586,336	2/10/2009
7,472,835	1/6/2009
7,561,866	7/14/2009
7,405,660	7/29/2008
7,408,466	8/5/2008
7,667,231	2/23/2010
7,405,659	7/29/2008
7,307,534	12/11/2007
7,528,728	5/5/2009

Patent Number	Date Issued
7,423,539	9/9/2008
D592,192	5/12/2009
7,187,290	3/6/2007
7,123,171	10/17/2006
7,420,469	9/2/2008
7,733,227	6/8/2010
7,436,308	10/14/2008
7,417,548	8/26/2008
7,391,329	6/24/2008
7,432,814	10/7/2008
D548,225	8/7/2007
7,541,843	6/2/2009
D546,819	7/17/2007
D546,822	7/17/2007
D546,821	7/17/2007
D546,820	7/17/2007
D547,754	7/31/2007
7,616,120	11/10/2009
D543,976	6/5/2007
D547,306	7/24/2007
D570,337	6/3/2008
7,872,582	1/18/2011
7,633,376	12/15/2009
7,448,547	11/11/2008
D563,397	3/4/2008
D578,114	10/7/2008
D562,810	2/26/2008
7,525,438	4/28/2009
7,651,882	1/26/2010
7,592,897	9/22/2009
7,482,251	1/27/2009
7,768,248	8/3/2010
7,589,618	9/15/2009
7,830,262	11/9/2010
D574,369	8/5/2008
D574,370	8/5/2008
7,696,882	4/13/2010
7,808,387	10/5/2010
7,830,322	11/9/2010
7,768,406	8/3/2010
D611,037	3/2/2010
D605,641	12/8/2009
D606,056	12/15/2009
D606,057	12/15/2009
D613,276	4/6/2010
D 610,576	2/23/2010
D620,484	7/27/2010
D620,928	8/3/2010
D617,320	6/8/2010